Exhibit 10.1

First Amendment To Amended and Restated Revolving
Credit and Term Loan Agreement

This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is entered into as of January 30, 2009, by and among:  Centerline Holding Company and Centerline Capital Group Inc. (collectively, the “Borrowers”); those Persons listed as Guarantors on Schedule 1 hereto (each, a “Guarantor,” and, collectively, the “Guarantors”); and, pursuant to Section 23.1 of the Loan Agreement (as defined below), those Lenders constituting the Required Lenders, each as set forth on a counterpart signature page hereto, substantially in the form of Schedule 2 hereto (the “Required Lenders”).

RECITALS

Reference is made to the following facts that constitute the background of this Amendment:

A.           The parties hereto, among others, have entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement;

B.           The Borrowers have notified the Administrative Agent that (i) Centerline Investor LP intends to sell certain LIHTC Investments to an investor generating proceeds in excess of $4,658,740, but that some or all of such sales will not close as originally planned prior to January 30, 2009 as contemplated by Section 10.5.2 of the Loan Agreement, (ii) the existing LIHTC Investments may not generate $29,658,740 in proceeds as originally projected, and (iii) Centerline Investor LP intends to make new LIHTC Investments totaling [$1,433,660] on or before January 30, 2009;

C.           As a result of these developments, the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders agree that Section 10.5.2 of the Loan Agreement should be amended on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.      Amendments

(a)           Amendment to Section 1.1.2.  Section 1.1.2 of the Loan Agreement is hereby amended by inserting the following definition in the proper alphabetical sequence:

“’LIHTC Advanced Amount’ means the total amount borrowed hereunder with respect to a particular LIHTC Investment.”

(b)           Amendment to Section 10.5.2.  Section 10.5.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“10.5.2        Further Exception to Limitations on LIHTC Investments.  Notwithstanding any other provision of this Credit Agreement, the parties hereto (a) acknowledge that (1) as of the Closing Date the aggregate amount invested by Centerline Investor LP in LIHTC Investments as set forth on Schedule 8.23 and the project known as San Remo Hesperia II is $29,658,740.00 (such investments collectively referred to as the “Outstanding LIHTC Investments”), and (2) notwithstanding Section 10.19 hereof, on or prior to January 30, 2009, the Borrowers may cause Centerline Investor LP to make additional LIHTC Investments from available cash in an amount not greater than $1,433,660.00 in the projects known as Desert Palms and Mountain View (collectively, the “V Deals”); (b) agree that any proceeds from the sale of any portion of the V Deals up to the LIHTC Advanced Amounts with respect to the V Deals shall be applied to reduce the outstanding principal balance of the Revolving Portion in order to create additional availability under the Revolving Portion, and any such proceeds in excess of the LIHTC Advanced Amounts with respect to the V Deals may be used by CHC or its Subsidiaries for Working Capital Purposes; (c) agree that from the Closing Date through the close of business on June 30, 2009, the proceeds from the sale of each Outstanding LIHTC Investment, (i) up to the LIHTC Advanced Amount with respect to such Outstanding LIHTC Investment, and in the aggregate with respect to all of the Outstanding LIHTC Investments not more than $25,000,000, shall be applied to reduce the outstanding principal balance of the Revolving Portion in order to create additional availability under the Revolving Portion, and (ii) to the extent such proceeds with respect to such Outstanding LIHTC Investment exceed the LIHTC Advanced Amount with respect to such Outstanding LIHTC Investment, or such aggregate proceeds with respect to all Outstanding LIHTC Investments exceed $25,000,000, any such excess proceeds may be used by Centerline Investor LP in order to make additional LIHTC Investments or by CHC or its Subsidiaries for Working Capital Purposes; (d) agree that after the close of business on June 30, 2009, (i) proceeds from any sale of any portion of the Outstanding LIHTC Investments, but not in excess of the LIHTC Advanced Amount with respect to any individual Outstanding LIHTC Investment, of up to an amount equal to $25,000,000.00 minus proceeds previously applied to reduce the outstanding principal balance of the Revolving Portion pursuant to subsection (c) (the “Post June 30 Limit”) shall be applied to reduce the outstanding principal balance of the Revolving Portion in order to create additional availability under the Revolving Portion, (ii) proceeds in excess of the LIHTC Advanced Amount with respect to any individual Outstanding LIHTC Investment may be used by Centerline Investor LP in order to make additional LIHTC Investments or by CHC or its Subsidiaries for Working Capital Purposes, and (iii) any remaining proceeds shall be applied to reduce the outstanding principal balance of the Termed Out Revolver and the Revolving Credit Limit; (e) agree that proceeds from the sale of LIHTC Investments not included among the Outstanding LIHTC Investments or the V Deals, but not in excess of the LIHTC Advanced Amount with respect to any individual LIHTC Investment, shall be applied to reduce the outstanding principal balance of the Revolving Portion in order to create additional availability under the Revolving Portion, and any additional proceeds may be used by CHC or its Subsidiaries for Working Capital Purposes; (f) agree that to the extent proceeds to be applied in this section to reduce the outstanding principal balance of the Revolving Portion exceed such balance, the excess shall be available to the Borrowers for Working Capital Purposes; and (g) agree, for the avoidance of doubt, that the Agent will release its liens on LIHTC Investments in accordance with the Security Documents.”

(c)           Amendment to Section 10.19.  Section 10.19 of the Loan Agreement is hereby amended by adding the following after the last sentence of such section: “All investments by CHC and its Subsidiaries in properties providing low income housing tax credits shall be made solely by Centerline Investor LP solely with funds borrowed hereunder that are available to be borrowed as part of the Revolving Portion.”

Section 2.        Representations and Warranties.  The Borrowers and Guarantors, jointly and severally, represent and warrant to the Lenders, the Issuing Bank and the Administrative Agent as of the date of this Amendment that: (a) no Default is in existence on the date hereof, or will result from the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrowers and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event; and (c) this Amendment and the Loan Agreement are legal, valid and binding agreements of the Borrowers and the Guarantors and are enforceable against them in accordance with their terms.

Section 3.         Ratification.  Except as hereby amended, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents.  In furtherance of the foregoing ratification, by executing this Amendment in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranties, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrowers of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Loan Documents, and (iii) the performance and observance by each Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended hereby) and the other Loan Documents.

Section 4.          Conditions Precedent.  The agreements set forth in this Amendment are conditional and this Amendment shall not be effective until receipt by the Administrative Agent of a fully-executed counterpart of this Amendment.

Section 5.         Counterparts.  This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.  Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

Section 6.          Amendment as Loan Document.  Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under and as defined in the Loan Agreement.

Section 7.          GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

Section 8.          Successors and Assigns.  This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders, the Issuing Bank, the Administrative Agent, the Agents and their respective successors and assigns, and shall inure to the benefit of each such Person and their permitted successors and assigns.

Section 9.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 10.         Expenses.  Each Borrower jointly and severally agrees to promptly reimburse the Administrative Agent for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, such Person has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

Section 11.        Integration.  This Amendment contains the entire understanding of the parties hereto and with any other Lenders and parties to the Loan Agreement with regard to the subject matter contained herein.  This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment.  Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 12.        Jury Trial Waiver.  THE BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT AND LENDERS BY ACCEPTANCE OF THIS AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FIRST AMENDMENT, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ANY AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, ARISING OUT OF TORT, STRICT LIABILITY, CONTRACT OR ANY OTHER LAW, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWERS:	CENTERLINE HOLDING COMPANY

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	President & Chief Executive Officer

CENTERLINE CAPITAL GROUP INC.

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

(Signatures continued on next page)

GUARANTORS:	CENTERLINE CAPITAL COMPANY LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	President

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE/AC INVESTORS LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE HOLDING TRUST

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE INVESTORS I LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE MANAGER LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE GUARANTEED MANAGER LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Executive Vice President

(Signatures continued on next page)

GUARANTORS (CONT.):	CENTERLINE REIT INC.

	By:	/s/ Bryan Carr
		Name:	Bryan Carr
		Title:	Chief Financial Officer

CENTERLINE SERVICING INC.

	By:	/s/ Bryan Carr
		Name:	Bryan Carr
		Title:	Chief Financial Officer

CENTERLINE FINANCE CORPORATION

	By:	/s/ Bryan Carr
		Name:	Bryan Carr
		Title:	Treasurer

CENTERLINE INVESTOR LP LLC

	By:	/s/ Andrew J. Weil
		Name:	Andrew J. Weil
		Title:	Chief Executive Officer

CENTERLINE INVESTOR LP II LLC

	By:	/s/ Andrew J. Weil
		Name:	Andrew J. Weil
		Title:	Chief Executive Officer

CENTERLINE CREDIT MANAGEMENT LLC

	By:	/s/ Nicholas A. C. Mumford
		Name:	Nicholas A. C. Mumford
		Title:	Executive Managing Director

CM INVESTOR LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

(Signatures continued on next page)

Schedule 1

Guarantors

1.           Centerline Investor LP,
2.           Centerline Investor LP II,
3.           CCC,
4.           CAHA,
5.           Centerline/AC,
6.           Holding Trust,
7.           Centerline Investors,
8.           Centerline REIT Inc.,
9.           Centerline Servicing Inc.,
10.         Centerline Finance Corporation,
11.         Credit Management,
12.         CM Investor LLC,
13.         Centerline Manager LLC
14.         Centerline Guaranteed Manager LLC

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 19, 2008 by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

BANK OF AMERICA, N.A.

By:	/s/ John F. Simon
Name:	John F. Simon
Title:	Senior Vice President

Representing 39.503604519% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 19, 2008 by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

MLBUSA Community Development Corp.

By:	/s/ Amy Brusiloff
Name:	Amy Brusiloff
Title:	Director

Representing _____% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 19, 2008 by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

MORTGAN STANLEY BANK, N.A.

By:	/s/ Melissa James
Name:	Melissa James
Title:	Authorized Signatory

Representing 16.33% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 19, 2008 by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

CIBC,Inc.

By:	/s/ Robert Novak
Name:	Robert Novak
Title:	Authorized Signatory

Representing _____% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 19, 2008 by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

Citicorp USA

By:	/s/ William T. Cahill
Name:	William T. Cahill
Title:	Vice-President

Representing _____% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 19, 2008 by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

[Comerica Bank]

By:	/s/ Sarah R. West
Name:	Sarah R. West
Title:	Vice President

Representing 3.37% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments